UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2023 (December 15, 2022)

TRONOX HOLDINGS PLC

(Exact Name of Registrant as Specified in Its Charter)

England and Wales	001-35573	98-1467236
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

263 Tresser Boulevard, Suite 1100 Stamford, Connecticut 06901	Laporte Road, Stallingborough Grimsby, North East Lincolnshire, DN40 2PR, United Kingdom

(Address of Principal Executive Offices) (Zip Code)

(203) 705-3800
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Ordinary shares, par value $0.01 per share	TROX	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note: On December 15, 2022, Tronox Holdings plc (the “Company”) issued a press release, and on December 15, 2022 filed a Current Report on Form 8-K, announcing the retirement of Timothy Carlson as the Company’s Senior Vice President and Chief Financial Officer, effective as of April 1, 2023 and the appointment of John Srivisal, currently the Company’s Senior Vice President, Business Development and Finance, as Mr. Carlson’s successor, effective as of April 1, 2023 (the “Effective Date”)

This Amendment No. 1 to the Form 8-K is being filed to include disclosure regarding Mr. Srivisal’s compensation as Senior Vice President, Chief Financial Officer and his related employment offer letter with the Company.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with Mr. Srivisal’s appointment as the Company’s Senior Vice President and Chief Financial Officer, on March 15, 2023, the Company entered into an offer letter (the “Offer Letter”) with Mr. Srivisal effective as of the Effective Date. The Offer Letter provides for an annual base salary of no less than $550,000, the entitlement to customary employee benefits, and an annual cash target bonus opportunity of 70% of base salary if the Company achieves 100% of its targets. The Offer Letter also provides for an annual equity award with a grant value of 180% of salary.

In addition, the Offer Letter provides that in the event Mr. Srivisal’s employment is terminated without cause, he will receive one times the sum of his annual base salary and annual target bonus, paid as a lump sum in accordance with the Company’s payroll practices, following the execution of a general release of claims. Further, if Mr. Srivisal’s employment is terminated without cause and occurs within 12 months following a change in control, he will receive one times the sum of his annual base salary and annual target bonus in addition to 12 months of base salary severance.

The foregoing description of Mr. Srivisal’s Offer Letter is not complete and is qualified in its entirety by reference to the text of the Offer Letter, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
10.1	Offer Letter, dated March 15, 2023
104	Inline XBRL for the cover page of this Current Report on Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRONOX HOLDINGS PLC

Date: March 16, 2023	By:	/s/ Jeffrey Neuman
Name:	Jeffrey Neuman
Title:	Senior Vice President, General Counsel and Secretary